UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 18, 2019

VYSTAR CORPORATION

(Exact Name of Registrant as Specified in Charter)

Georgia	000-53754	20-2027731
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

725 Southbridge St Worcester, MA	01610
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 791-9114

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
NONE	NONE	NONE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

This Current Report on Form 8-K/A amends the Current Report on Form 8-K (the “Original 8-K”) filed by Vystar of Vystar Corporation (“Vystar”) on July 22, 2019 reporting under Item 2.01 the completion of the share acquisition of a 58% interest in Murida Furniture Co., Inc. dba Rotmans Furniture on July 18, 2019.

Under Item 9.01 of the Original 8-K, the Company stated that (a) the financial statements required by Item 9.01 would be filed by amendment to the Original 8-K no later than 71 days after the date on which the Original 8-K was required to be filed, and (b) the pro forma financial information required by Item 9.01 would be filed by amendment to the Original 8-K no later than 71 days after the date on which the Original 8-K was required to be filed. This Current Report on Form 8-K/A amends and restates Item 9.01 of the Original 8-K to present certain financial statements of Murida Furniture Co., Inc. dba Rotmans Furniture which are filed as exhibits hereto and are incorporated herein by reference. Except for this Explanatory Note, the filing of the financial statements and the pro forma financial information required by Item 9.01, there are no changes to the Original 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited financial statements of Murida Furniture Co., Inc. dba Rotmans Furniture as of and for the years ended April 30, 2019 and 2018, as well as the accompanying notes thereto, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The pro forma financial information required by Item 9.01 is filed as Exhibit 99.2 to this Current Report on Form 8-K/A and is incorporated herein by reference. The unaudited pro forma financial information as of and for the year ended April 30, 2019 give effect to Vystar’s completed acquisition of Murida Furniture Co., Inc. dba Rotmans Furniture, as if such transaction had been completed as of May 1, 2018. The unaudited pro forma financial information is presented for illustrative purposes only and does not reflect the benefits of expected cost savings or opportunities to earn additional revenue and, accordingly, does not attempt to predict or suggest future results. It also does not necessarily reflect what the historical results of the combined company would have been had Vystar and Murida Furniture Co., Inc. dba Rotmans Furniture been combined during this period.

(d) Exhibits.

Exhibit No.	Description

99.1	Audited financial statements of Murida Furniture Co., Inc. dba Rotmans Furniture as of and for the years ended April 30, 2019 and 2018

99.2	Unaudited pro forma condensed consolidated financial information as of and for the year ended April 30, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VYSTAR CORPORATION

/s Steven Rotman
Date: December 3, 2019	By:
	Name:	Steven Rotman
	Title:	President/Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Audited financial statements of Murida Furniture Co., Inc. dba Rotmans Furniture as of and for the years ended April 30, 2019 and 2018

99.2	Unaudited pro forma financial information as of and for the year ended April 30, 2019